SUPPLEMENT DATED DECEMBER 28, 2010 TO
THE CLASS A, B, C and R SHARES PROSPECTUS
FOR PACIFIC LIFE FUNDS DATED JULY 1, 2010

This supplement revises the Pacific Life Funds (Fund) Class A, B, C and R Shares prospectus dated July 1, 2010 (Prospectus). This supplement must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The Pacific Life Funds are no longer available as investment options in the Montana Family Education Savings Program (529 Program). All references to and regarding the 529 plan are deleted.

The fourth paragraph in the General Summary of Tax Consequences section (third full paragraph on page 50) is deleted and replaced with the following:

Currently, the maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualified dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a fund and shareholder in order to be eligible for lower rates on qualified dividends. The 15% rate on long-term capital gains and the favorable treatment of qualified dividends is currently scheduled to expire after 2012.

Form No. PLFSUP1210